FIRST AMENDING AGREEMENT to the Credit Agreement dated as of December 20, 2001, entered into in the City of Montreal, Province of Quebec, as of December 20, 2002,

AMONG: INTERTAPE POLYMER INC., INTERTAPE POLYMER CORP. and each of the other parties listed in Schedule "K" hereto as joint and several Facility A Borrowers (hereinafter collectively called the "FACILITY A BORROWERS")

                   PARTIES OF THE FIRST PART


AND:               IPG HOLDINGS LP (hereinafter called the "FACILITY B/C
                   BORROWER")

                   PARTY OF THE SECOND PART


AND: INTERTAPE POLYMER GROUP INC., IPG FINANCE LLC and IPG HOLDING COMPANY OF NOVA SCOTIA (as Guarantors)

                   PARTIES OF THE THIRD PART

AND:               THE LENDERS, AS DEFINED IN THE CREDIT AGREEMENT (the
                   "LENDERS")

                   PARTIES OF THE FOURTH PART

AND:               THE TORONTO-DOMINION BANK, AS CANADIAN ADMINISTRATION AGENT
                   FOR THE LENDERS

                   PARTY OF THE FIFTH PART

AND:               TORONTO DOMINION (TEXAS), INC., AS US ADMINISTRATION AGENT
                   FOR THE LENDERS

                   PARTY OF THE SIXTH PART

         WHEREAS the parties hereto, other than IPG Financial Services Inc., are parties to a Credit Agreement dated as of December 20, 2001 (the "CREDIT AGREEMENT");

         WHEREAS Facility B has been repaid in full and cancelled;

         WHEREAS the Borrowers have requested that IPG Financial Services Inc. be designated a joint and several Facility A Borrower;

         WHEREAS the Borrowers have requested a deferral of IPG's obligation to provide audits under Section 13.22 of the Credit Agreement;

         WHEREAS the Borrowers have requested certain changes to the financial covenants set forth in the Credit Agreement;

         WHEREAS, pursuant to the provisions of Section 13.20 of the Credit Agreement, the designation of IPG Financial Services Inc. as a Facility A Borrower under the Credit Agreement is conditional upon it being designated a "Restricted Subsidiary" under the Note Agreements;

         WHEREAS, pursuant to the provisions of section 10.5(d) of the Inter-Creditor Agreement, each of the Lenders and each of the holders of Notes shall approve a change to the said financial covenants; and

         WHEREAS each of the Lenders has agreed with the Borrowers to the amendments contemplated hereby and, as such, has complied with the provisions of the Credit Agreement and the Inter-Creditor Agreement, as evidenced by their signature on this Agreement;

NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

I.       INTERPRETATION

         All of the words and expressions which are capitalized herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise indicated herein.

II.      AMENDMENTS

1. IPG Financial Services Inc. is hereby designated as a joint and several Facility A Borrower. Schedules "D", "J", "K", "L" and "N" to the Credit Agreement are hereby deleted and respectively replaced by Schedules "D", "J","K", "L" and "N" hereto.

2. Section 13.22 of the Credit Agreement is hereby amended and replaced by the following:

         "IPG shall provide, at its expense and upon the written request of the Agent, an accounts receivable and inventory audit of its Restricted Subsidiaries and/or an appraisal of the Restricted Subsidiaries' equipment and inventory, such audit and/or appraisal to be performed by an independent third party acceptable to the Lenders.".

3. Section 13.11 of the Credit Agreement is hereby amended and replaced by the following:

         "IPG shall maintain:

         13.11.1 at all times during the Term, a ratio of Total Debt to Consolidated Total Capitalization not exceeding the following:

               ============================================== ==================
                                  Period                            Ratio
               ---------------------------------------------- ------------------
               On or prior to March 30, 2002:                      0.59:1
               ---------------------------------------------- ------------------
               From March 31, 2002 to June 29, 2002:               0.585:1
               ---------------------------------------------- ------------------
               From June 30, 2002 to September 29, 2002:           0.58:1
               ---------------------------------------------- ------------------
               From September 30, 2002 to December 30, 2002:       0.575:1
               ---------------------------------------------- ------------------
               From December 31, 2002 to June 29, 2003:            0.55:1
               ---------------------------------------------- ------------------
               From June 30, 2003 to December 30, 2003:            0.525:1
               ---------------------------------------------- ------------------
               On December 31, 2003 and thereafter during          0.50:1
               the Term:
               ============================================== ==================

         13.11.2 at the end of each fiscal quarter of IPG during the Term, a Consolidated ratio of Net Income Available for Fixed Charges to Fixed Charges for the immediately preceding period of four consecutive fiscal quarters including the fiscal quarter ending on the calculation date (taken as a single accounting period) of not less than:

               ============================================== ==================
                                  Period                            Ratio
               ---------------------------------------------- ------------------
               On or prior to December 31, 2002                    1.75:1
               ---------------------------------------------- ------------------
               On March 31, 2003 and June 30, 2003:                1.85:1
               ---------------------------------------------- ------------------
               On September 30, 2003 and thereafter:               2.00:1
               ============================================== ==================


         13.11.3 at all times during the Term, a minimum Consolidated Net Worth equal to the sum total of US $275,000,000 and (i) 50% of positive Consolidated Net Income for the period commencing October 1, 2001 through the end of IPG's most recently ended fiscal quarter (i.e. without any deduction for net losses) plus (ii) an amount equal to the aggregate net proceeds of any issuance of equity Securities during the Term to any Person other than a member of the Restricted Group;

         13.11.4 at the end of each fiscal quarter of IPG during the Term, a ratio of Total Debt to EBITDA for the immediately preceding period of four consecutive fiscal quarters including the fiscal quarter ending on the calculation date (taken as a single accounting period) not exceeding the lesser of:

              (a)

              ============================================== ==================
                                       Period                      Ratio
              ---------------------------------------------- ------------------
              On December 31, 2001:                               6.00:1
              ---------------------------------------------- ------------------
              On March 31, 2002:                                  5.75:1
              ---------------------------------------------- ------------------
              On June 30, 2002:                                   5.50:1
              ---------------------------------------------- ------------------
              On  September 30, 2002                              5.25:1
              ---------------------------------------------- ------------------
              On December 31, 2002:                               5.25:1
              ---------------------------------------------- ------------------
              On March 31, 2003:                                  5.25:1
              ---------------------------------------------- ------------------
              On June 30, 2003:                                   5.00:1
              ---------------------------------------------- ------------------
              On September 30, 2003:                              4.75:1
              ---------------------------------------------- ------------------
              On December 31, 2003:                               4.50:1
              ---------------------------------------------- ------------------
              On March 31, 2004                                   4.25:1
              ---------------------------------------------- ------------------
              On June 30, 2004:                                   4.00:1
              ---------------------------------------------- ------------------
              On September 30, 2004, December 31, 2004,
              March 31, 2005 and June 30, 2005:                   3.50:1
              ---------------------------------------------- ------------------
              On September 30, 2005 and December 31, 2005         3.25:1
              ============================================== ==================

              or

              (b) beginning with the March 31, 2002 results (i.e. commencing with the ratio to be applicable in respect of the period ending June 30, 2002), the actual ratio of Total Debt to EBITDA reported to the Agent in respect of the previous fiscal quarter, plus 0.25, with equal step down as per the above grid to apply to the following quarters, provided that such revised ratio shall not be less than 3.25:1. For example, if the applicable ratio in respect of the period ending March 31, 2002 was 4.25:1, the applicable ratio in respect of the period ending June 30, 2002 would be 4.50:1 rather than 5.50:1; and

         13.11.5  [intentionally omitted].

         In calculating EBITDA for the purposes of this Section 13.11 or any other provision of this Agreement, (1) the Consolidated severance expenses and other unusual non-recurring expenses accrued or otherwise incurred by IPG and its Restricted Subsidiaries during the fiscal year 2001 prior to October 1, 2001, and (2) any charge to earnings resulting from the re-pricing of stock options as may be applicable under GAAP, shall all be added to the EBITDA for the relevant period (including on a trailing 4 quarter basis or trailing 2 quarter basis as required).

         For greater certainty and without limiting any provision of this Agreement, each of the Borrowers, LLC and IPG acknowledge that the failure to respect any of the foregoing financial ratios at any time during the Term constitutes a material breach of this Agreement."

4. Section 14.3 of the Credit Agreement is hereby amended and replaced by the following:

         "Permit any of the Facility B/C Borrower or any of its Subsidiaries, including Canco and LLC, or IPG Financial Services Inc. to carry on any business, other than (i) taking such steps as may be necessary to maintain its existence or to hold Securities of Restricted Subsidiaries, (ii) provided no Default shall have occurred and be continuing and that no Event of Default shall have occurred which has not been waived, LLC may lend money to IPG (US) Inc., (iii) performing any action required hereunder or in respect hereof or under or in respect of any of the Security Documents, the Note Agreements or the Notes; and (iv) the incurrence of any Indebtedness permitted by subsection 14.2.4, and, with respect to the Facility B/C Borrower and IPG Financial Services Inc., Indebtedness permitted hereunder."

III.     CONDITIONS, EFFECTIVE DATE AND UNDERTAKINGS

Save as set provided below, this First Amending Agreement shall become effective as of December 20, 2002 (the "EFFECTIVE DATE"), provided that each of the following conditions has been satisfied:

1. The Borrowers shall pay all fees and costs, including legal fees associated with this Agreement, incurred by the Agent as contemplated by the provisions of
Section 13.15 of the Credit Agreement. The Borrowers shall also pay to each Lender a fee equal to the product of its Commitment multiplied by 10 basis points;

2. The Lenders shall be satisfied that the holders of the Notes have consented hereto and made a similar amendment to the financial covenants set forth in the Note Agreements, the whole in form and in substance satisfactory to the Agent and the Lenders' counsel; and

3. No Default shall have occurred and be continuing and no Event of Default shall have occurred which has not been waived. Without limiting the generality of the foregoing, the Restricted Group shall have delivered to the Agent the post-closing opinions of Morgan Lewis and Virginia counsel to the Restricted Group.

Notwithstanding the foregoing, the amendments made pursuant to sections 1 and 4 of article II shall only become effective when the following additional conditions have been met:

1. IPG Financial Services Inc. and its shareholders shall have executed and delivered the Security contemplated by Section 13.13 of the Credit Agreement, including a pledge of the Securities issued by it. The opinion to be delivered in accordance with the undertaking below shall also cover such Security;

2. The Borrowers shall provide the opinion of its counsel, in form and substance acceptable to the Agent and the Lenders' counsel, with respect to the power, capacity, and authority of IPG Financial Services Inc. to enter into this First Amending Agreement and to perform its obligations hereunder, as well as with respect to the enforceability of this First Amending Agreement and the Security granted pursuant to the provisions of the previous paragraph hereof;

3. The Lenders shall be satisfied that IPG Financial Services Inc. has been designated as a "Restricted Subsidiary" under the Note Agreements, the whole in form and in substance satisfactory to the Agent and the Lenders' counsel; and

4. After having given effect to the designation of IPG Financial Services Inc. as a Facility A Borrower, no Default shall have occurred and be continuing and no Event of Default shall have occurred which has not been waived.

The Agent shall confirm when the foregoing conditions to the amendments made pursuant to sections 1 and 4 of article II have been met.

The Borrowers hereby undertake to do the following by no later than January 31, 2003:

1. To provide the opinion of its counsel, in form and substance acceptable to the Agent and the Lenders' counsel, with respect to the power, capacity, and authority of each member of the Restricted Group to enter into this First Amending Agreement and to perform its obligations hereunder, as well as with respect to the enforceability of this First Amending Agreement and the effect thereof on the enforceability of the Security;

2. To comply with the provisions of the post-closing undertaking described in subsection 11.1.21 of the Credit Agreement; and

3. To fulfill the above conditions with respect to the amendments made in sections 1 and 4 of article II.

IV.      MISCELLANEOUS

1. All of the provisions of the Credit Agreement which are not amended hereby shall remain in full force and effect. The Borrowers hereby represent and warrant that the organizational chart attached hereto is current and accurate in all respects.

2. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York.

3. Each member of the Restricted Group acknowledges having taken cognizance of the provisions of the foregoing First Amending Agreement and agrees that the Guarantees and Security executed by it (A) remain enforceable against it in accordance with their terms, and (B) continue to guarantee or secure, as applicable, all of the obligations of the Persons specified in such Guarantees and Security Documents in connection with the Credit Agreement, as amended by this First Amending Agreement.

4. The parties acknowledge that they have required that the present agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto be drawn up in English. Les parties reconnaissent avoir exige la redaction en anglais de la presente convention ainsi que de tous documents executes, avis donnes et procedures judiciaires intentees, directement ou indirectement, relativement ou a la suite de la presente convention.

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT ON THE DATE AND AT THE PLACE FIRST HEREINABOVE MENTIONED.

INTERTAPE POLYMER INC.                          INTERTAPE POLYMER CORP.


Per:                                            Per:
    ------------------------------                  ----------------------------

Address: 110E Montee de Liesse                  Address: 3647 Cortez Road West
St. Laurent, Quebec                             Bradenton, FL 34210
H4T 1N4                                         Attention: President
Attention: Chief Financial Officer              Telephone: (941) 727-5788
Telephone: (514) 731-7591                       Fax: (941) 727-5293
Fax: (514) 731-5477

IPG (US) HOLDINGS INC.                     IPG (US) INC.


Per:                                       Per:
    ---------------------------                ---------------------------

Address: 3647 Cortez Road West             Address: 3647 Cortez Road West
Bradenton, FL 34210                        Bradenton, FL 34210
Attention: President                       Attention: President
Telephone: (941) 727-5788                  Telephone: (941) 727-5788
Fax: (941) 727-5293                        Fax: (941) 727-5293

IPG ADMINISTRATIVE SERVICES INC.           CENTRAL PRODUCTS COMPANY

Per:                                       Per:
    ---------------------------                ---------------------------

Address: 3647 Cortez Road West             Address: 3647 Cortez Road West
Bradenton, FL 34210                        Bradenton, FL 34210
Attention: President                       Attention: President
Telephone: (941) 727-5788                  Telephone: (941) 727-5788
Fax: (941) 727-5293                        Fax: (941) 727-5293

INTERTAPE INC.                               INTERTAPE POLYMER MANAGEMENT CORP.

Per:                                         Per:
    ---------------------------                  ---------------------------

                                             Address: 3647 Cortez Road West
Address: 3647 Cortez Road West               Bradenton, FL 34210
Bradenton, FL 34210                          Attention: President
Attention: President                         Telephone: (941) 727-5788
Telephone: (941) 727-5788                    Fax: (941) 727-5293
Fax: (941) 727-5293

POLYMER INTERNATIONAL CORP.                  INTERNATIONAL CONTAINER
                                             SYSTEMS, INC.

Per:                                         Per:
    ---------------------------                  ---------------------------

                                             Address: 3647 Cortez Road West
Address: 3647 Cortez Road West               Bradenton, FL 34210
Bradenton, FL 34210                          Attention: President
Attention: President                         Telephone: (941) 727-5788
Telephone: (941) 727-5788                    Fax: (941) 727-5293
Fax: (941) 727-5293

UTC ACQUISITION CORP.                        INTERTAPE INTERNATIONAL CORP.

Per:                                         Per:
    ---------------------------                  ---------------------------

                                             Address: 3647 Cortez Road West
Address: 3647 Cortez Road West               Bradenton, FL 34210
Bradenton, FL 34210                          Attention: President
Attention: President                         Telephone: (941) 727-5788
Telephone: (941) 727-5788                    Fax: (941) 727-5293
Fax: (941) 727-5293

COIF HOLDING INC.                            FIBC HOLDING INC.


Per:                                         Per:
    ---------------------------                  ---------------------------

Address: 3647 Cortez Road West               Address: 3647 Cortez Road West
Bradenton, FL 34210                          Bradenton, FL 34210
Attention: President                         Attention: President
Telephone: (941) 727-5788                    Telephone: (941) 727-5788
Fax: (941) 727-5293                          Fax: (941) 727-5293

CAJUN BAG & SUPPLY CORP.                  INTERPACK MACHINERY INC.


Per:                                      Per:
    ---------------------------               ---------------------------

Address: 3647 Cortez Road West            Address: 110E Montee de Liesse
Bradenton, FL 34210                       St. Laurent, Quebec
Attention: President                      H4T 1N4
Telephone: (941) 727-5788                 Attention: President
Fax: (941) 727-5293                       Telephone: (514) 731-7591
                                          Fax: (514) 731-5477

SPUNTECH FABRICS INC.                     IPG HOLDING COMPANY OF NOVA SCOTIA

Per:                                      Per:
    ---------------------------               ---------------------------

                                          Address: 110E Montee de Liesse
Address: 110E Montee de Liesse            St. Laurent, Quebec
St. Laurent, Quebec                       H4T 1N4
H4T 1N4                                   Attention: President
Attention: President                      Telephone: (514) 731-7591
Telephone: (514) 731-7591                 Fax: (514) 731-5477
Fax: (514) 731-5477

IPG HOLDINGS LP, represented              INTERTAPE POLYMER GROUP INC.
by its General Partner,
INTERTAPE POLYMER INC.

Per:                                      Per:
    ---------------------------               ---------------------------

Address: 110E Montee de Liesse            Address: 110E Montee de Liesse
St. Laurent, Quebec                       St. Laurent, Quebec
H4T 1N4                                   H4T 1N4
Attention: General Partner                Attention: Chief Financial Officer
Telephone: (514) 731-7591                 Telephone: (514) 731-7591
Fax: (514) 731-5477                       Fax: (514) 731-5477

IPG FINANCE LLC                                IPG FINANCIAL SERVICES INC.


Per:                                           Per:
    ---------------------------                    ---------------------------

Address: 1403 Foulk Road, Foulkstone Plaza     Address: 3647 Cortez Road West
Wilmington, DE 19899                           Bradenton, FL 34210
Attention: President                           Attention: President
Telephone: (302) 478-1160                      Telephone: (941) 727-5788
                                               Fax: (941) 727-5293


IPG TECHNOLOGIES INC.


Per:
    ---------------------------

Address: 2000 South Beltline Blvd.
Columbia, SC 29201
Attention: President
Telephone: (803) 799-8800
Fax: (803) 988-7919

THE TORONTO-DOMINION BANK,                  THE TORONTO-DOMINION BANK,
AS CANADIAN AGENT                           AS LENDER


Per:                                        Per:
    ---------------------------                 ---------------------------

Address: 66 Wellington Street West          Address: 500 St. Jacques Street West
38th Floor                                  9th Floor
Toronto, Ontario                            Montreal, Quebec
M5K 1A2                                     H2Y 1S1
Attention: VP Loan, Syndications, Agency    Attention: Jean-Francois Godin
Telephone: (416) 983-5030                   Telephone: (514) 289-0102
Fax: (416) 982-5535                         Fax: (416) 289-0788

THE TORONTO-DOMINION BANK,                  TORONTO DOMINION (TEXAS), INC.,
INTERNATIONAL BANKING                       AS US AGENT
FACILITY, NEW YORK BRANCH, AS LENDER


Per:                                        Per:
    ---------------------------                 ---------------------------

Address: 31 West 52nd Street                Address: 909 Fannin, Suite 1700
New York, New York, 10019-6101              Houston, Texas, 77010
Attention: Lynn Chasin                      Attention: Lynn Chasin
Telephone: (713) 427-8531                   Telephone: (713) 427-8531
Fax: (713) 951-9921                         Fax: (713) 951-9921

COMERICA BANK, A MICHIGAN BANKING           NATIONAL BANK OF CANADA, AS LENDER
CORPORATION AS LENDER


Per:                                        Per:
    ---------------------------                 ---------------------------

Address: 500 Woodward Avenue               Address:1155 Metcalfe Street
 Suite 23rd Floor                          5th Floor
Detroit, Michigan, 48226                   Montreal, Quebec, H3B 4S9
Attention: Darlene P. Persons              Attention: Linda Gross
Telephone:313-222-9125                     Telephone: (514) 394-8049
Fax:313-222-3377                           Fax: (514) 394-6073

NATIONAL BANK OF CANADA,                       COMERICA BANK CANADA BRANCH,
NEW YORK BRANCH, AS LENDER                     AS LENDER


Per:                                           Per:
    ---------------------------                    ---------------------------

                                               Address: Suite 2210, South Tower
Per:                                           Royal Bank Plaza
    ---------------------------                200 Bay Street, P.O. Box 61
Address: 125 West 55th Street, 23rd Floor      Toronto, Ontario, M5J 2J2
New York, New York, 10019                      Attention:Rob Rosen
Attention: Auggie Marchetti, Vice-President    Telephone: (416) 367-3113 #232
Telephone: (212) 632-8539                      Fax: (416) 367-2460
Fax: (212) 632-5809

                                   SCHEDULE D

                                  SUBSIDIARIES

1.       RESTRICTED SUBSIDIARIES

              --------------------------------------------------------------
              Intertape Polymer Inc. ("IPI")
              --------------------------------------------------------------
              IPG Holdings LP
              --------------------------------------------------------------
              IPG (US) Holdings Inc.
              --------------------------------------------------------------
              IPG Holding Company of Nova Scotia
              --------------------------------------------------------------
              IPG Finance LLC
              --------------------------------------------------------------
              IPG (US) Inc.
              --------------------------------------------------------------
              Central Products Company
              --------------------------------------------------------------
              IPG Administrative Services Inc.
              --------------------------------------------------------------
              Intertape Polymer Corp.
              --------------------------------------------------------------
              Intertape Inc.
              --------------------------------------------------------------
              Intertape Polymer Management Corp.
              --------------------------------------------------------------
              Polymer International Corp.
              --------------------------------------------------------------
              International Container Systems, Inc.
              --------------------------------------------------------------
              Intertape International Corp.
              --------------------------------------------------------------
              FIBC Holding Inc.
              --------------------------------------------------------------
              COIF Holding Inc.
              --------------------------------------------------------------
              IPG Technologies Inc.
              --------------------------------------------------------------
              UTC Acquisition Corp.
              --------------------------------------------------------------
              Interpack Machinery Inc.
              --------------------------------------------------------------
              Spuntech Fabrics Inc.
              --------------------------------------------------------------
              Cajun Bag & Supply Corp.
              --------------------------------------------------------------
              IPG Financial Services Inc.
              --------------------------------------------------------------

2.       OPERATING RESTRICTED SUBSIDIARIES

              --------------------------------------------------------------
              Intertape Polymer Inc.
              --------------------------------------------------------------
              IPG (US) Holdings Inc.
              --------------------------------------------------------------
              IPG (US) Inc.
              --------------------------------------------------------------
              Central Products Company
              --------------------------------------------------------------
              IPG Administrative Services Inc.
              --------------------------------------------------------------
              Intertape Polymer Corp.
              --------------------------------------------------------------
              Intertape Inc.
              --------------------------------------------------------------
              Intertape Polymer Management Corp.
              --------------------------------------------------------------
              Polymer International Corp.
              --------------------------------------------------------------
              International Container Systems, Inc.
              --------------------------------------------------------------
              Intertape International Corp.
              --------------------------------------------------------------
              FIBC Holding Inc.
              --------------------------------------------------------------
              COIF Holding Inc.
              --------------------------------------------------------------
              IPG Technologies Inc.
              --------------------------------------------------------------
              UTC Acquisition Corp.
              --------------------------------------------------------------
              Interpack Machinery Inc.
              --------------------------------------------------------------

              --------------------------------------------------------------
              Spuntech Fabrics Inc.
              --------------------------------------------------------------
              Cajun Bag & Supply Corp.
              --------------------------------------------------------------
              IPG Financial Services Inc.
              --------------------------------------------------------------

3.       INACTIVE SUBSIDIARIES

              --------------------------------------------------------------
              IPG Technologies Acquisition Corp. (HAS NO STOCK ISSUED; IN PROCESS OF DISSOLVING)
              --------------------------------------------------------------

                                   SCHEDULE J

                            UNRESTRICTED SUBSIDIARIES

Intertape Woven Products, S.A. de C.V.

Intertape Woven Product Services, S.A. de C.V.

Drumheath Indemnity Ltd. ("Drumheath")

Interpack International Ltd.

Intertape Polymer Exports, Inc.

                              INACTIVE SUBSIDIARIES

IPG Technologies Acquisition Corp. (NO STOCK ISSUED; IN PROCESS OF DISSOLVING)

                                   SCHEDULE K

                          LIST OF FACILITY A BORROWERS


1.       CANADIAN BORROWERS:

a)       Intertape Polymer Inc.
b)       Interpack Machinery Inc.
c)       Spuntech Fabrics Inc.

2.       US BORROWERS:

                  a)       IPG (US) Holdings Inc.
                  b)       IPG (US) Inc.
                  c)       Central Products Company
                  d)       IPG Administrative Services Inc.
                  e)       Intertape Polymer Corp.
                  f)       Intertape Inc.
                  g)       Intertape Polymer Management Corp.
                  h)       Polymer International Corp.
                  i)       International Container Systems, Inc.
                  j)       Intertape International Corp.
                  k)       FIBC Holding Inc.
                  l)       COIF Holding Inc.
                  m)       IPG Technologies Inc.
                  n)       UTC Acquisition Corp.
                  o)       Cajun Bag & Supply Corp.
                  p)       IPG Financial Services Inc.

                                   SCHEDULE L

                               LIST OF GUARANTORS


1.       FACILITY A

         Intertape Polymer Group Inc.
         IPG Holdings LP
         IPG Finance LLC
         IPG Holding Company of Nova Scotia

2.       FACILITY C

        Intertape Polymer Group Inc.
        IPG (US) Holdings Inc.
        IPG Holding Company of Nova Scotia
        IPG Finance LLC
        IPG (US) Inc.
        Central Products Company
        IPG Administrative Services Inc.
        Intertape Polymer Corp.
        Intertape Inc.
        Intertape Polymer Management Corp.
        Polymer International Corp.
        International Container Systems, Inc.
        Intertape International Corp.
        FIBC Holding Inc.
        COIF Holding Inc.
        IPG Technologies Inc.
        UTC Acquisition Corp.
        Interpack Machinery Inc.
        Spuntech Fabrics Inc.
        Cajun Bag & Supply Corp.
        IPG Financial Services Inc.

                                   SCHEDULE N

         LOCATION OF ASSETS, HEAD OFFICES AND TAX IDENTIFICATION NUMBERS


------------------------------------------- ------------------ --------------------- ------------------------- ------------------
                                                STATE OF                                   OTHER PLACES
                                             INCORPORATION/      CHIEF EXECUTIVE       WHERE COLLATERAL IS       TAX ID NUMBER
              NAME OF SUBSIDIARY                FORMATION             OFFICE                 LOCATED
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Intertape Polymer Inc.                      Canada             St. Laurent, PQ       St. Laurent, PQ; Truro,   123157695
                                                               (corporate            NS; Edmundston, NB
                                                               headquarters)
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG Holdings LP                             Delaware           St. Laurent, PQ       None                      59-3479359
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG (US) Holdings Inc.                      Delaware           Bradenton, FL         None                      59-3479333
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG Holding Company of Nova Scotia          Canada             Halifax,              None                      87-0666567
                                                               Nova Scotia
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG Finance LLC                             Delaware           Wilmington, DE        None                      59-3480659
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG (US) Inc.                               Delaware           Bradenton, FL         None                      59-3479361
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Central Products Company                    Delaware           Bradenton, FL         Carbondale, IL            39-1831503
                                                                                     Menasha, WI
                                                                                     Brighton, CO
                                                                                     Green Bay, WI
                                                                                     Columbia, SC
                                                                                     Richmond, KY
                                                                                     Marysville, MI
                                                                                     Cumming, GA
                                                                                     Ontario, CA
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG Administrative Services Inc.            Delaware           Wilmington, DE        All manufacturing         57-1089148
                                                                                     locations
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Intertape Polymer Corp.                     Delaware           Wilmington, DE        warehouses                57-1088158
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Intertape Inc.                              Virginia           Danville, VA          Danville, VA              54-1411730
                                                                                     Tremonton, UT
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Intertape Polymer Management Corp.          Florida            Bradenton, FL         Bradenton, FL             59-3514328
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Polymer International Corp.                 Virginia           Bradenton, FL         None                      59-1091227
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
International Container Systems, Inc.       Florida            Bradenton, FL         Bradenton, FL             59-3360203
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Intertape International Corp.               Delaware           Bradenton, FL         None                      58-2387174
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
FIBC Holding Inc.                           Delaware           Bradenton, FL         None                      57-1089150
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
COIF Holding Inc.                           Delaware           Bradenton, FL         None                      57-1089149
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG Technologies Inc.                       Delaware           Columbia, SC          Columbia, SC              57-1089148
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
UTC Acquisition Corp.                       Delaware           Bradenton, FL         None                      59-3395373
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Interpack Machinery Inc.                    Canada             St. Laurent, PQ       None                      119557353
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Spuntech Fabrics Inc.                       Canada             Truro,                None                      892293234
                                                               Nova Scotia
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
Cajun Bag & Supply Corp.                    Delaware           Bradenton, FL         Rayne, LA                 58-2255977
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
------------------------------------------- ------------------ --------------------- ------------------------- ------------------
IPG Financial Services Inc.                 Delaware           Wilmington, DE        None                      522212513
------------------------------------------- ------------------ --------------------- ------------------------- ------------------


                              ORGANIZATIONAL CHART


                                SEE THE ATTACHED.